UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

SilverBox Corp IV

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SilverBox Corp IV
A Cayman Islands Exempted Company
8701 Bee Cave Road
East Building, Suite 310
Austin, TX 78746
NOTICE OF EXTRAORDINARY GENERAL MEETING IN LIEU OF
ANNUAL GENERAL MEETING
To Be Held at [[10:00]] a.m. Eastern Time on [•], 2026
TO THE SHAREHOLDERS OF SILVERBOX CORP IV:
You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of SilverBox Corp IV (“we,” “us,” “our” or the “Company”) to be held at [10:00] a.m. Eastern Time on [•], 2026 at the offices of Paul Hastings LLP, located at 515 South Flower Street, Twenty-Fifth Floor, Los Angeles, CA 90071, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/silverboxcorpiv/2026 or by phone dialing within the U.S. and Canada 1 800-450-7155 (toll-free) or outside of the U.S. and Canada +1 857-999-9155 (standard rates apply) and entering the conference identification number [•]. The accompanying proxy statement (the “Proxy Statement”), is dated [•], 2026, and is first being mailed to shareholders of the Company on or about [•], 2026. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
•
a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on August 19, 2024 (the “IPO”), from August 19, 2026 to December 19, 2026 (the “Extension” and, such date, the “Extended Date”);

•
a proposal to amend the Articles pursuant to an amendment to the Articles in the form set forth in Annex B to the Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem the Class A ordinary shares included as part of the units sold in the Company’s IPO (collectively, the “public shares” and, individually, each a “public share”) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) to be less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

•
a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment and the Redemption Limitation Amendment are to allow us more time to complete our previously announced business combination (the “Proposed Business Combination”) with Parataxis Holdings Inc. (“Parataxis”). The Articles provide that we have until August 19, 2026 to complete our initial business combination. Since we are continuing to work on the registration statement and proxy statement relating to the Proposed Business Combination, our board of directors (our “board”) believes that there will not be sufficient time before August 19, 2026 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Proposed Business Combination and consummate the closing of the Proposed Business Combination. Accordingly, our board believes that in order for our shareholders to evaluate the Proposed Business Combination and for us to be able to consummate the Proposed Business Combination, we will need to obtain the Extension.
In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Proposed Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination, including the Proposed Business Combination, if applicable, is completed. We are not asking you to vote on any proposed business combination, including the Proposed Business Combination, at this time. We will seek approval of the Proposed Business Combination, among other things, at a separate extraordinary general meeting pursuant to a separate proxy statement/prospectus. If the Extension is not approved, we may not be able to consummate the Proposed Business Combination before August 19, 2026. We urge you to vote at the Extraordinary General Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy a related closing condition that is set forth in the business combination agreement relating to the Proposed Business Combination. As a result, while Parataxis would have the right to waive any related closing condition in certain circumstances, the Proposed Business Combination may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.
Based upon the amount in the Trust Account as of [•], 2026, which was $[•], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting. The closing price of the public shares on the New York Stock Exchange on [•], 2026, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 2026 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL

STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal (ii) where the Board has determined it is otherwise necessary.
If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved and we do not consummate our initial business combination by August 19, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), SilverBox Sponsor IV LLC (“Sponsor”) will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under the Cayman Islands law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate an initial business combination and (2) consummate the Proposed Business Combination.
The approval of the Adjournment Proposal requires an ordinary resolution under the Cayman Islands law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
Our board has fixed the close of business on [•], 2026 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any postponement or adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any postponement or adjournment thereof.
After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under our amended and restated memorandum and articles of association, no other business may be transacted at the Extraordinary General Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, the Adjournment Proposal and the

Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.
[•], 2026
By Order of the Board of Directors
Chief Executive Officer (Principal Executive Officer)
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting (including by virtual means as provided herein). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided herein). Your failure to submit a proxy or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect with respect to the approval of any of the proposals.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [•], 2026: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/silverboxcorpiv/2026.

SilverBox Corp IV
A Cayman Islands Exempted Company
(Company Number 368378)
8701 Bee Cave Road
East Building, Suite 310
Austin, TX 78746
EXTRAORDINARY GENERAL MEETING IN LIEU OF
ANNUAL GENERAL MEETING
TO BE HELD ON [•], 2026
PROXY STATEMENT
The extraordinary general meeting (the “Extraordinary General Meeting”) of SilverBox Corp IV (“we,” “us,” “our” or the “Company”) will be held at [10:00] a.m. Eastern Time on [•], 2026 at the offices of Paul Hastings LLP, located at 515 South Flower Street, Twenty-Fifth Floor, Los Angeles, CA 90071, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/silverboxcorpiv/2026 or by phone dialing within the U.S. and Canada 1 800-450-7155 (toll-free) or outside of the U.S. and Canada +1 857-999-9155 (standard rates apply) and entering the conference identification number [                 ]#. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
•
a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on August 19, 2024 (the “IPO”), from August 19, 2026 to December 19, 2026 (the “Extension” and, such date, the “Extended Date”); and

•
a proposal to amend the Articles pursuant to an amendment to the Articles in the form set forth in Annex B to the Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem the Class A ordinary shares included as part of the units sold in the Company’s IPO (collectively, the “public shares” and, individually, each a “public share”) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) to be less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

•
a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment and the Redemption Limitation Amendment are to allow us more time to complete our previously announced business combination with Parataxis Holdings Inc. (the “Proposed Business Combination”). The Articles provide that we have until August 19, 2026 to complete our initial business combination. As we are continuing to work on the registration statement and proxy statement relating to the Proposed Business Combination, our board of directors (our “board”) believes that there will not be sufficient time before August 19, 2026 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Proposed Business Combination and to consummate the Proposed Business Combination. Accordingly, our board believes that in order for our shareholders to evaluate the Proposed Business Combination and for us to be able to consummate the Proposed Business Combination, we will need to obtain the Extension.
Approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are a condition to the implementation of the Extension.
In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Proposed Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination, including the Proposed Business Combination, if applicable, is completed. We are not asking you to vote on any proposed business combination, including the Proposed Business Combination, at this time. We will seek approval of the Proposed Business Combination, among other things, at a separate extraordinary general meeting pursuant to a separate proxy statement/prospectus. If the Extension is not approved, we may not be able to consummate the Proposed Business Combination before August 19, 2026. We urge you to vote at the Extraordinary General Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy a related closing condition that is set forth in the business combination agreement relating to the Proposed Business Combination. As a result, while Parataxis would have the right to waive any related closing condition in certain circumstances, the Proposed Business Combination may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2026. In such event, we may need to obtain additional funds to complete the Proposed Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved and we do not consummate our initial business combination by August 19, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), SilverBox Sponsor IV LLC (“Sponsor”) will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
Based upon the amount in the Trust Account as of [•], 2026, which was $[•], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting. The closing price of the public shares on the New York Stock Exchange (the “NYSE”) on [•], 2026, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If the Extension Amendment Proposal is approved, we will (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination, including the Proposed Business Combination, if applicable, through the Extended Date if the Extension Amendment Proposal is approved.
Our board has fixed the close of business on [•], 2026 as the record date for determining our shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any postponement or adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any postponement or adjournment thereof. On the record date of the Extraordinary General Meeting, there were [•] ordinary shares outstanding, of which [•] were public shares and [•] were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and the other initial shareholders, which hold all founder shares, that they intend to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.
This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies. We have engaged Sodali & Co. (“Sodali”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fee of $[    ]. We will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
This Proxy Statement is dated [•], 2026 and is first being mailed to shareholders on or about [•], 2026.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Q:
Why am I receiving this Proxy Statement?

A:
We are a blank check company incorporated on April 16, 2024 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On August 19, 2024, we consummated our IPO from which we derived gross proceeds of $200,000,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, August 19, 2026). Our board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow our shareholders to evaluate the Proposed Business Combination and for us to be able to consummate the Proposed Business Combination, and is submitting these proposals to our shareholders to vote upon.

Q:
What is being voted on?

A:
You are being asked to vote on:

•
a proposal to amend our Articles to extend the date by which we have to consummate our initial business combination from August 19, 2026 to December 19, 2026;

•
a proposal to amend our Articles to amend the Articles to eliminate the limitation that the Company may not redeem the Class A ordinary shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

•
a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

The approval of both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) enter into and consummate the Proposed Business Combination. Approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are both a condition to the implementation of the Extension.
We are not asking you to vote on any proposed business combination, including the Proposed Business Combination, at this time. We will seek approval of the Proposed Business Combination, among other things, at a separate extraordinary general meeting pursuant to a separate proxy statement/prospectus. If the Extension is not approved, we may not be able to consummate the Proposed Business Combination before August 19, 2026. We urge you to vote at the Extraordinary General Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy a related closing condition set forth in the business combination agreement relating to the Proposed Business Combination. As a result, while Parataxis would have the right to waive such closing condition, the Proposed Business Combination may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.
If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the approval of the Redemption Limitation Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date.
If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2026. In such event, we may need to obtain additional funds to complete the Proposed Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and we do not consummate our initial business combination by August 19, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor and the other initial shareholders, will not receive any monies held in the Trust Account as a result of their respective ownership of the founder shares.
Q:
Why is the Company proposing the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

A:
Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before August 19, 2026. As we explain below, we may not be able to enter into and complete an initial business combination by that date.

We are asking for an extension of this timeframe in order to complete the Proposed Business Combination. Since we are continuing to work on the registration statement and proxy statement relating to the Proposed Business Combination, our board currently believes that there will not be sufficient time before August 19, 2026 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Proposed Business Combination and consummate the closing of the Proposed Business Combination.
Accordingly, in order for our shareholders to be able to evaluate the Proposed Business Combination and for us to consummate the Proposed Business Combination, we will need to obtain the Extension, our board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, from August 19, 2026 to December 19, 2026, and our board is proposing the Redemption Limitation Amendment Proposal to amend our Articles in the form set forth in Annex B to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

The purpose of the Redemption Limitation Amendment Proposal is to allow the Company to proceed with the Extension Amendment even if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets. Consequently, we will not proceed with the Extension Amendment if redemptions of our public shares in connection with the Extension Amendment would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, unless the Redemption Limitation Amendment Proposal is approved.
Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before August 19, 2026, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

Our board believes, however, that shareholders should have an opportunity to evaluate the Proposed Business Combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to enter into the Proposed Business Combination and to hold a shareholder vote for the approval of the Proposed Business Combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Redemption Limitation Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, including the Proposed Business Combination, if applicable, and the right to redeem your public shares in connection with such initial business combination.
Our board recommends that you vote in favor of the Extension Amendment Proposal.
Q:
Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:
As discussed above, our board believes shareholders should have an opportunity to evaluate the Proposed Business Combination. In addition, approval of the Redemption Limitation Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. If approved, the Redemption Limitation Amendment would eliminate from our Articles the Redemption Limitation in order to allow the Company to redeem public shares in connection with the approval of the Extension Amendment, irrespective of whether such redemptions would exceed the Redemption Limitation.
Our board recommends that you vote in favor of the Redemption Limitation Amendment Proposal.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

If presented, our board recommends that you vote in favor of the Redemption Limitation Amendment Proposal.

Q:
When would the Board abandon the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

A:
Our board will abandon the Extension Amendment and the Redemption Limitation Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Q:
How do the Company insiders intend to vote their shares?

A:
Sponsor collectively owns 5,000,000 founder shares. Such founder shares represent 20.0% of our issued and outstanding ordinary shares.

The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by Sponsor, our directors and executive officers that they intend to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.
Q:
What vote is required to adopt the Extension Amendment Proposal?

A:
The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Redemption Limitation Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Q:
What vote is required to approve the Redemption Limitation Amendment Proposal?

A:
The approval of the Redemption Limitation Amendment Proposal requires a special resolution under the Cayman Islands law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the Redemption Limitation Amendment Proposal.

Q:
What vote is required to approve the Adjournment Proposal?

A:
The approval of the Adjournment Proposal requires an ordinary resolution under the Cayman Islands law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal or Redemption Limitation Amendment Proposal?

A:
If you do not want the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect with respect to the approval of any of the proposals.

Q:
What happens if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved?

A:
Our board will abandon the Extension Amendment and the Redemption Limitation Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and we do not consummate our initial business combination by August 19, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, Sponsor and our other initial shareholders, will not receive any monies held in the Trust Account as a result of their respective ownership of the founder shares.
Q:
If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, what happens next?

A:
We will continue our efforts to consummate the Proposed Business Combination.

Upon approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A and Annex B, respectively, hereto will become effective. We will remain a reporting company under the Exchange Act and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by Sponsor as a result of its ownership of the founder shares.
If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, Sponsor and our other initial shareholders, will not receive any monies held in the Trust Account as a result of their respective ownership of the founder shares.

Q:
What happens to the Company warrants if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved?

A:
If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and we have not consummated a business combination by August 19, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, Sponsor and our other initial shareholders, will not receive any monies held in the Trust Account as a result of their respective ownership of the founder shares.
Q:
What happens to the Company warrants if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved?

A:
If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement on Form S-1 under the Securities Act of 1933 (the “Securities Act”) covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:
If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, including the Proposed Business Combination, if applicable, subject to any limitations set forth in our Articles.

Q:
How do I change my vote?

A:
You may change your vote by sending a later-dated, signed proxy card to our Secretary at SilverBox Corp IV, 8701 Bee Cave Road, East Building, Suite 310, Austin, TX 78746, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any shareholder wishing to attend the virtual meeting should register for the meeting by [•], 2026 (one week prior to the meeting date). To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of ordinary shares:
•
If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Extraordinary General Meeting, go to https://www.cstproxy.com/silverboxcorpiv/2026, enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•
Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal must be approved as a special resolution under the Cayman Islands law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon at the Extraordinary General Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.
Q:
If my shares are held in “street name,” will my broker automatically vote them for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:
What is a Quorum requirement?

A:
A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 12,727,501 ordinary shares would be required to achieve a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting and will have no effect with respect to the approval of any of the proposals. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.
Q:
Who can vote at the Extraordinary General Meeting?

A:
Only holders of record of our ordinary shares at the close of business on [•], 2026 are entitled to have their vote counted at the Extraordinary General Meeting and any postponement or adjournment thereof. On this record date, 25,455,000 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
Does the board recommend voting for the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Adjournment Proposal.

Q:
What interests do Sponsor, directors and officers have in the approval of the proposals?

A:
Sponsor, our directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of Sponsor, Directors and Officers.”

Q:
Do I have appraisal rights if I object to the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

A:
Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal under Cayman Islands law.

Q:
What do I need to do now?

A:
We urge you to read carefully and consider the information contained in this Proxy Statement,

including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
Q:
How do I vote?

A:
If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means as provided herein), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.
If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
How do I redeem my ordinary shares?

A:
Each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, including the Proposed Business Combination, if applicable, or if we have not consummated our initial business combination by the Extended Date.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemptions, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on [•], 2026 (two business days before the Extraordinary General Meeting).
Q:
How do I withdraw my election to redeem my ordinary shares?

A:
If you delivered a redemption request for redemption of your ordinary shares to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent cancel the redemption request and return the shares (physically or electronically) with the consent of our board. You may make such request by contacting our transfer agent at the address listed above.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:
Who is paying for this proxy solicitation?

A:
We will pay for the entire cost of soliciting proxies. We have engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fee of $[•]. We will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Sodali & Co
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Individuals call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call (203) 658-9400
Email: SBXD.info@investor.sodali.com
If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: SPAC Redemptions
Email: spacredemptions@continentalstock.com
You may also obtain additional information about us from documents we file with the Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to the Proposed Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to the Proposed Business Combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 13, 2026 and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.
All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 13, 2026, and the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, the other reports we file with the SEC and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
We may not be able to complete an initial business combination since such initial business combination may be subject to regulatory review and approval requirement, including foreign investment regulations and review by government entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.
Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on — among other factors — the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”
If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, delay or prevent us from pursuing certain target companies that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. In addition, certain federally licensed businesses may be subject to rules or regulations that limit foreign ownership.
The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required under our amended and restated memorandum and articles of association, including as a result of extended regulatory review of a potential initial business combination, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under

Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment. Additionally, our warrants will be worthless.
There are no assurances that the Extension Amendment and the Redemption Limitation Amendment will enable us to complete a Business Combination.
Approving the Extension Amendment and the Redemption Limitation Amendment involves a number of risks. Even if each of the Extension Amendment and the Redemption Limitation Amendment is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If each of the Extension Amendment and the Redemption Limitation Amendment is approved, the Company expects to seek shareholder approval of an initial business combination, including the Proposed Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension Amendment, the Redemption Limitation Amendment or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
In the event each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights in connection with the Extension with respect to a large number of our public shares may adversely affect the liquidity of our securities.
In connection with the Extension, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to complete our initial business combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to complete an initial business combination. The SEC has, in the past, adopted certain rules and may, in the future, adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination.

In the event each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is approved and we amend our Articles, NYSE may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendments, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
NYSE may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our units were listed on the NYSE promptly after the date of our initial public offering. Following the date our Class A ordinary shares and warrants are eligible to trade separately, we anticipate that our Class A ordinary shares and warrants will be separately listed on the NYSE. Although we meet the minimum initial listing standards set forth in the NYSE listing standards, we cannot assure you that our securities will be, or will continue to be, listed on the NYSE in the future or prior to our initial business combination. In order to continue listing our securities on the NYSE prior to our initial business combination, we must maintain certain financial, distribution and share price levels. Generally, we must maintain a minimum market capitalization (generally $50,000,000) and a minimum number of holders of our securities (generally 400 public holders).
Additionally, our units will not be traded after completion of our initial business combination and, in connection with our initial business combination, we will be required to demonstrate compliance with the NYSE initial listing requirements, which are more rigorous than the NYSE continued listing requirements, in order to continue to maintain the listing of our securities on the NYSE.
For instance, in order for our shares to be listed upon the consummation of our business combination, at such time our share price would generally be required to be at least $4.00 per share, our total market capitalization would be required to be at least $200.0 million, the aggregate market value of publicly held shares would be required to be at least $100.0 million and we would be required to have at least 400 round lot shareholders. We cannot assure you that we will be able to meet those listing requirements at that time.
If the NYSE delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
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a limited availability of market quotations for our securities;

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reduced liquidity for our securities;

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a determination that our Class A ordinary shares are “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because we expect that our units and eventually our Class A ordinary shares and warrants will be listed on the NYSE, our units, Class A ordinary shares and warrants will be covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.
If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:
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restrictions on the nature of our investments; and

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restrictions on the issuance of securities;

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each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:
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registration as an investment company;

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adoption of a specific form of corporate structure; and

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reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

On January 24, 2024, the SEC adopted a series of new rules relating to SPACs. The SEC’s adopted rules do not provide a safe harbor for SPACs from the definition of “investment company” under the Investment Company Act. Instead, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including as a result of its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.
In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.
We do not believe that our principal activities subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account are and will be invested or held only in either (i) U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, (ii) as uninvested cash, or (iii) an interest bearing bank demand deposit account or other accounts at a bank. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer we hold investments in the Trust Account, we may, at any time (and will no later than 24 months from the closing of the IPO) instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account.
Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to offer redemption rights in connection with any proposed initial business combination or certain amendments to our amended and restated memorandum and articles of association prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within the completion window; or (B) with respect to any other material provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within the completion window, from the closing of the IPO, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares.
We are aware of litigation against certain special purpose acquisition companies asserting that notwithstanding the foregoing, those special purpose acquisition companies should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds, may require us to otherwise change our operations and may hinder our ability to complete an initial business combination or may result in our liquidation and the winding up of our operations. If we are unable to complete our initial business combination and are required to liquidate, our public shareholders would lose their opportunity to invest in a target business or businesses through our initial business combination, including any price appreciation of the combined company’s securities following such initial business combination, and may receive only approximately $10.05 per share on the liquidation of our Trust Account as well as our warrants will expire worthless.

BACKGROUND
We are a blank check company incorporated on April 16, 2024 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
On August 19, 2024, we consummated the IPO of our units (the “units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to (together with any shares of common stock issued in exchange thereof) as the “public shares,” and one-third of one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 455,000 private placement units (the “private placement units”), at a purchase price of $10.00 per private placement unit, to Sponsor generating gross proceeds to us of $4,550,000. The private placement units are identical to the units sold as part of the units in the IPO except that the private placement units (including the underlying securities) are subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights, and the underlying warrants: (1) will not be redeemable by us and (2) may be exercised by the holders on a cashless basis.
Following the closing of the IPO, a total of $201,000,000, from the net proceeds of the sale of the units in the IPO and the private placement units was placed in the Trust Account. The proceeds held in the Trust Account are and will be invested or held only in either (i) U.S. government treasury obligations with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations, (ii) as uninvested cash, or (iii) an interest bearing bank demand deposit account or other accounts at a bank. As of [•], 2026, funds held in the Trust Account totaled approximately $[•], and were held in U.S. Treasury Bills. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer we hold investments in the Trust Account, we may, at any time (and will no later than August 19, 2026) instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account.
Sponsor, our directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of Sponsor, our Directors and Officers.”
On the record date of the Extraordinary General Meeting, there were 25,455,000 ordinary shares outstanding, of which 20,000,000 were public shares, 455,000 were private shares and 5,000,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by Sponsor and our other initial shareholders, which hold all founder shares, that they intend to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.
Our principal executive offices are located at 8701 Bee Cave Road, East Building, Suite 310, Austin, TX 78746 and our telephone number is +1 (512) 575-3637.

THE EXTENSION AMENDMENT AND THE REDEMPTION LIMITATION AMENDMENT PROPOSALS
The Extension Amendment Proposal
We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date.
The approval of both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Proposed Business Combination. Approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are both a condition to the implementation of the Extension.
If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and we have not consummated a business combination by August 19, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, Sponsor and our other initial shareholders, will not receive any monies held in the Trust Account as a result of their respective ownership of the founder shares.
The purpose of the Extension Amendment and the Redemption Limitation Amendment is to allow us more time to complete the Proposed Business Combination. The Articles provide that we have until August 19, 2026 to complete our initial business combination. Since we are continuing to work on the registration statement and proxy statement relating to the Proposed Business Combination, our board currently believes that there will not be sufficient time before August 19, 2026 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Proposed Business Combination and consummate the closing of the Proposed Business Combination. Accordingly, our board believes that in order to allow us to give our shareholders the opportunity to evaluate the Proposed Business Combination and enable us to consummate the Proposed Business Combination, we will need to obtain the Extension.
A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement in Annex A.
Full Text of the Resolution
“RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
amending Article 49.7(a) by deleting the following:
“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO (the “Deadline Date”), or such later time as the Members may approve in accordance with the Articles; or:”
and replacing it with the following:
“In the event that the Company does not consummate a Business Combination by December 19, 2026 (the “Deadline Date”), or such later time as the Members may approve in accordance with the Articles; or”

Redemption Limitation Amendment Proposal
The purpose of the Redemption Limitation Amendment is to amend the Articles to eliminate the limitation that the Company may not redeem the Class A ordinary shares included as part of the units sold in the Company’s IPO to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act to be less the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation. A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement in Annex B.
Full Text of the Resolution
“RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
(a)   amending Article 49.2(b) by deleting the following:
“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases.”
and replacing it with the following:
“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares.”
(b)
amending Article 49.4 by deleting the following:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.”
and replacing it with the following:
“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination.”
(c)
amending Article 49.5 by deleting the following:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “Business Combination Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group (including, for the avoidance of doubt, a “group” (as defined under Section 13 of the Exchange Act) for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than

15% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).
and replacing it with the following:
“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “Business Combination Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group (including, for the avoidance of doubt, a “group” (as defined under Section 13 of the Exchange Act) for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation.”
Reasons for the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal
Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before August 19, 2026, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. In addition, approval of the Redemption Limitation Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.
Our board believes, however, that shareholders should have an opportunity to evaluate the Proposed Business Combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to hold a shareholder vote for the approval of the Proposed Business Combination and to complete into the Proposed Business Combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Redemption

Limitation Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, including the Proposed Business Combination, if applicable, and the right to redeem your public shares in connection with such initial business combination.
If Either the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal Is Not Approved
The approval of both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Proposed Business Combination. Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.
If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and we do not consummate our initial business combination by August 19, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, Sponsor and our other initial shareholders, will not receive any monies held in the Trust Account as a result of their respective ownership of the founder shares.
If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal Are Approved
Upon approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A and Annex B, respectively, hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2026. In such event, we may need to obtain additional funds to complete the Proposed Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.05 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, Sponsor and our other initial shareholders, will not receive any monies held in the Trust Account as a result of their respective ownership of the founder shares.
Redemption Rights
If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, and the Extension is implemented, each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, including the Proposed Business Combination, if applicable, or if we have not consummated our initial business combination by the Extended Date.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 2026 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemptions, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on [•], 2026 (two business days before the Extraordinary General Meeting).
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Shares or certificates (if any) that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the redemption request with the consent of our board. If you delivered a redemption request for redemption of your ordinary shares to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent cancel the redemption request and return the shares (physically or electronically) with the consent of our board. You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of [•], 2026, which was $[•], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting. The closing price of the public shares on the NYSE on [•], 2026, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is completed. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:
•
Sponsor, the co-sponsors or our directors and officers;

•
financial institutions or financial services entities;

•
broker-dealers;

•
taxpayers that are subject to the mark-to-market accounting rules;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents of the United States;

•
persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired public shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•
persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•
persons whose functional currency is not the U.S. dollar;

•
controlled foreign corporations; or

•
passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, any alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.
We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their own tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:
1.
an individual citizen or resident of the United States,

2.
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.
an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.
a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares
In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
If the redemption qualifies as a sale of public shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Distributions.”
The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.
The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if, in addition to satisfying other requirements, the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
U.S. Holders should consult their own tax advisors as to the tax consequences of a redemption, including any special reporting requirements.
Taxation of Distributions
Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.
With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) public shares are readily tradable on an established securities market in the United States or (ii) public shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because, as discussed below, we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2025, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their own tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.
Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares
Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the public shares redeemed.
Long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their own tax advisor to determine how the above rules apply to them.

PFIC Considerations
A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
We are a blank check company with no current active business, and based on the composition of our income and assets we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year.
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make and maintain a timely and effective “qualified election fund” election for each of our taxable years as a PFIC in which the U.S. Holder held public shares, a qualified election fund (“QEF Election”) along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:
•
any gain recognized by the U.S. Holder on the sale or other disposition of its public shares; and

•
any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:
•
the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its public shares;

•
the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

THE EXTRAORDINARY GENERAL MEETING
Date, Time and Place.   The Extraordinary General Meeting of our shareholders will be held at [10:00] a.m. Eastern Time on [•], 2026 at the offices of Paul Hastings LLP, located at 515 South Flower Street, Twenty-Fifth Floor, Los Angeles, CA 90071, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/silverboxcorpiv/2026 or by phone dialing within the U.S. and Canada 1 800-450-7155 (toll-free) or outside of the U.S. and Canada +1 857-999-9155 (standard rates apply) and entering the conference identification number [           ]. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on [•], 2026, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of ordinary shares you owned at that time. The Company warrants do not carry voting rights.
Votes Required.   The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under the Cayman Islands law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect with respect to the approval of any of the proposals.
On the record date of the Extraordinary General Meeting, there were 25,455,000 ordinary shares outstanding, of which 20,455,000 were public shares and 5,000,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by Sponsor and our other initial shareholders, which hold all founder shares, that they intend to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.
If you do not want the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.
Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect with respect to the approval of any of the proposals.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited on behalf of our board on the proposals to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Extraordinary General Meeting. You may contact Sodali at:
Sodali & Co
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Individuals call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call (203) 658-9400
Email: SBXD.info@investor.sodali.com

Required Vote
The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under the Cayman Islands law and our amended and restated memorandum and articles of association being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Redemption Limitation Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal. Approval of the Extension Amendment Proposal is a condition to the implementation of the Redemption Limitation Amendment Proposal.
If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and we do not consummate our initial business combination by August 19, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.05 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, Sponsor and our other initial shareholders, will not receive any monies held in the Trust Account as a result of their respective ownership of the founder shares.
The approval of both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Proposed Business Combination. Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.
Interests of Sponsor, Our Directors and Officers
When you consider the recommendation of our board, you should keep in mind that Sponsor, our directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:
•
If we do not consummate our initial business combination transaction by August 19, 2026, which is 24 months from the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by Sponsor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete our initial business combination within the required period.
•
In addition, simultaneously with the closing of our IPO, we consummated the sale of 455,000 private placement units at a price of $10.00 per private placement unit in a private placement to Sponsor. The private placement units are identical to the units offered in the IPO, except that the private placement units (including the underlying securities) are subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights, and the underlying warrants: (1) will not be redeemable by us and (2) may be exercised by the holders on a cashless basis. If we do not consummate our initial business combination by August 19, 2026, or by the Extended Date if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date) then the proceeds from the sale of the private placement units will be part of the liquidating distribution to the public shareholders and the private placement units (and the underlying securities) held by Sponsor will be worthless.

•
Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination. Certain of our directors are currently expected to continue as our directors after the consummation of the Proposed Business Combination.

•
In order to protect the amounts held in the Trust Account, Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.05 per public share and (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act.

The Board’s Reasons for the Extension Amendment Proposal and the Redemption Limitation Amendment Proposals and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment and Redemption Limitation Amendment are in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, and recommends that you vote “FOR” such proposals.
Our Articles provide that we have until August 19, 2026 to complete our initial business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before August 19, 2026, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. In addition, approval of the Redemption Limitation Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.
We believe that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow us to enter into the Proposed

Business Combination, our shareholders to then evaluate the Proposed Business Combination and for us to be able to potentially consummate the Proposed Business Combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Redemption Limitation Amendment Proposal.
After careful consideration of all relevant factors, our board determined that the Extension Amendment and the Redemption Limitation Amendment are in the best interests of the Company and its shareholders.
Our Board unanimously recommends that our shareholders vote “FOR” the approval of both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) where the Board has determined it is otherwise necessary. In no event will our board adjourn the Extraordinary General Meeting beyond August 19, 2026.
Full Text of Resolution
“RESOLVED, as an ordinary resolution, that, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or (ii) where the Board has determined it is otherwise necessary, the adjournment of such meeting in accordance with the Articles of Association of the Company and Cayman Islands law is hereby approved.”
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.
Vote Required for approval
The Adjournment Proposal must be approved as an ordinary resolution under the Cayman Islands law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect with respect to the approval of any of the proposals.
Recommendation of the Board
If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the ordinary shares as of [•], 2026, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:
•
each person known by us to be the beneficial owner of more than 5% of our ordinary shares;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

As of the record date, there were a total of 25,455,000 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of [•], 2026.
	Class A Ordinary Shares		Class B Ordinary Shares
	Beneficially Owned	Approximate Percentage of Class Issued and Outstanding Ordinary Shares	Beneficially Owned	Approximate Percentage of Class Issued and Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)
SilverBox Sponsor IV LLC(1)(2)(3)	—	—	5,455,000	21.4%
Joseph Reece(1)(2)(3)	—	—	5,455,000	21.4%
Boxwood Holdings III LLC(1)(2)(3)	—	—	5,455,000	21.4%
Stephen Kadenacy(1)(2)(3)	—	—	5,455,000	21.4%
Duncan Murdock	—	—	—	—
Jin Chun	—	—	—	—
Daniel E. Esters	—	—	—	—
David Lee	—	—	—	—
Glenn Marino	—	—	—	—
Jonathan Lewis	—	—	—	—
Reed J. Seaton	—	—	—	—
All executive officers and directors as a group (9 individuals)	—	—	5,455,000	21.4%
Holders of more than 5% of SilverBox any class of outstanding ordinary shares
Polar Asset Management Partners(4)	1,480,000	7.2%	—	5.8%
Mizuho Financial Group, Inc.(5)	1,645,673	8.0%	—	6.4%
AQR Capital Management, LLC(6)	1,347,002	6.5%	—	5.3%
W.R. Berkley Corporation(7)	1,211,674	5.9%	—	4.7%
Barclays PLC(8)	1,431,850	7.0%		5.6%

(1)
SilverBox Sponsor IV LLC is the record holder of the shares reported herein. Mr. Kadenacy, our Chief Executive Officer, and Mr. Reece, our Founding Partner, are each the co-managing member of Boxwood Holdings III LLC, the managing member of SilverBox Sponsor IV LLC. As such, they may be deemed to have or share beneficial ownership of the ordinary shares held directly by SilverBox Sponsor IV LLC. Such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(2)
Interests shown consist of 5,000,000 SilverBox Class B ordinary shares which are referred to herein as ordinary shares and 455,000 SilverBox Class A ordinary shares, which are referred to herein as public shares, and which are included in the private placement units. The ordinary shares will automatically convert into public shares at the time of the business combination or at any time prior thereto at the option of the holder thereof, on a one-for-one basis, subject to adjustment.

(3)
The Sponsor non-managing members purchased non-managing membership interests in our Sponsor reflecting interests in an aggregate of 350,000 of the 455,000 private placement units purchased by our Sponsor at a price of $10.00 per Unit ($3,500,000 in the aggregate); with each Sponsor non-managing member purchasing, through the Sponsor, the private placement warrants allocated to it in connection with the closing of our IPO, the Sponsor issued membership interests at a nominal purchase price to the Sponsor non-managing members at the closing of our IPO reflecting interests in an aggregate of 2,800,000 ordinary shares held by Sponsor. The Sponsor non-managing members were not granted any shareholder or other rights in addition to those afforded to our other public shareholders, and were only be issued membership interests in the sponsor, with no right to control the sponsor or vote or dispose of any securities held by the sponsor, including the ordinary shares.

(4)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G filed on August 14, 2025, by or on behalf of Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the shares and warrants directly held by PMSMF. The address of the business office of PMSMF is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(5)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G filed on February 12, 2026, by or on behalf of Mizuho Financial Group, Inc. e. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary. The address of the business office of Mizuho Financial Group, Inc. is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.

(6)
The information in the table above is based solely on information contained in the shareholder’s Schedule 13G filed on August 14, 2025, by or on behalf of AQR Capital Management, LLC, AQR Capital Management, LLC and AQR Arbitrage, LLC (collectively, “AQR”) AQR Capital Management, LLC is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC. AQR Arbitrage, LLC is deemed to be controlled by AQR Capital Management, LLC. The address office of AQR is One Greenwich Plaza, Suite 130, Greenwich CT 06830.

(7)
The information in the table above is based solely on information contained in the shareholder’s Schedule 13G filed on February 11, 2026, by or on behalf of W. R. Berkley Corporation and Berkley Insurance Company (collectively, “Berkley”). The address office of Berkley is 475 Steamboat Road Greenwich, CT 06830.

(8)
The information in the table above is based solely on information contained in the shareholder’s Schedule 13G filed on May 14, 2026, by or on behalf of Barclays PLC. The address office of Barclays PLC is 1 Churchill Place, London – E14 5HP.

Sponsor beneficially own approximately 20.0% of the issued and outstanding ordinary shares and have the right to elect all of our directors prior to our initial business combination as a result of holding all of the founder shares. Holders of our public shares will not have the right to appoint any directors to our board of directors prior to our initial business combination. In addition, because of their ownership block, Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 8701 Bee Cave Road, East Building, Suite 310, Austin, TX 78746, to inform us of the shareholder’s request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
Sodali & Co
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Shareholders, please call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400
Email: SBXD.info@investor.sodali.com
You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at SilverBox Corp IV, 8701 Bee Cave Road, East Building, Suite 310, Austin, TX 78746.
If you are a shareholder of the Company and would like to request documents, please do so by [•], 2026 (one week prior to the meeting date), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENTS
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
SILVERBOX CORP IV (THE “COMPANY”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY
RESOLVED, as a special resolution that, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
(a)
amending Article 49.7(a) by deleting the following:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO (the “Deadline Date”), or such later time as the Members may approve in accordance with the Articles; or:”
and replacing it with the following:
“In the event that the Company does not consummate a Business Combination by December 19, 2026 (the “Deadline Date”), or such later time as the Members may approve in accordance with the Articles, or:”; and

ANNEX B
PROPOSED AMENDMENTS
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
SILVERBOX CORP IV (THE “COMPANY”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY
RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
(a)
amending Article 49.2(b) by deleting the following:

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases.”
and replacing it with the following:
“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares.”
(b)
amending Article 49.4 by deleting the following:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.”
and replacing it with the following:
“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination.”
(c)
amending Article 49.5 by deleting the following:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “Business Combination Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group (including, for the avoidance of doubt, a “group” (as defined under Section 13 of the Exchange Act) for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).
and replacing it with the following:
“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “Business Combination Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group (including, for the avoidance of doubt, a “group” (as defined under Section 13 of the Exchange Act) for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation.”

SILVERBOX CORP IV
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON
[•], 2026
The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated [•], 2026, in connection with the Extraordinary General Meeting to be held at [10:00] a.m. Eastern Time on [•], 2026 at the offices of Paul Hastings LLP, located at 515 South Flower Street, Twenty-Fifth Floor, Los Angeles, CA 90071, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Stephen Kadenacy, Joseph Reece and Daniel Esters, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of SilverBox Corp IV (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any postponement or adjournment thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.
THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [•], 2026:
The notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/silverboxcorpiv/2026.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.				Please mark votes as indicated in this example ☒
Proposal 1 — Extension Amendment	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below: ☐
Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from August 19, 2026 to December 19, 2026.	☐	☐	☐
Proposal 2 — Redemption Limitation Amendment	FOR	AGAINST	ABSTAIN	Date: , 2026

Amend the Company’s amended and restated memorandum and articles of association to the limitation that the Company may not redeem the Class A ordinary shares included as part of the units sold in the Company’s IPO to the extent that such redemption would result in the Company having net tangible assets to be less than $5,000,001.	☐	☐	☐	Signature
Signature (if held jointly)
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Proposal 3 — Adjournment	FOR	AGAINST	ABSTAIN
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2 or (ii) where the Board has determined it is otherwise necessary.	☐	☐	☐